UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Europe Equity Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

24 Financial Statements

28 Financial Highlights

33 Notes to Financial Statements

41 Summary of Management Fee Evaluation by Independent Fee Consultant

46 Summary of Administrative Fee Evaluation by Independent Fee Consultant

47 Account Management Resources

48 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 1.32%, 2.33%, 2.19% and 0.90% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and for the 5-year and 10-year periods for Class A shares and for the 3-year, 5-year and 10-year periods for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of DWS Europe Equity Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Europe Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-8.94%	-48.26%	-17.44%	-1.89%	-1.74%
Class B	-9.21%	-48.65%	-18.16%	-2.77%	-2.56%
Class C	-9.37%	-48.73%	-18.16%	-2.73%	-2.54%
MSCI Europe Index+	-4.56%	-45.39%	-11.97%	.98%	.02%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 4/30/09
DWS Europe Equity Fund	6-Month‡	1-Year	3-Year	Life of Class*
Institutional Class	-8.63%	-47.97%	-17.06%	-6.99%
MSCI Europe Index+	-4.56%	-45.39%	-11.97%	-3.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 16.67	$ 16.51	$ 16.48	$ 16.92
10/31/08	$ 19.21	$ 18.89	$ 18.91	$ 19.52
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .85	$ .66	$ .68	$ .94
Class A Lipper Rankings — European Region Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	95	of	113	84
3-Year	88	of	96	91
5-Year	74	of	89	83

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Europe Equity Fund — Class A [] MSCI Europe Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Europe Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$4,876	$5,303	$8,565	$7,911
	Average annual total return	-51.24%	-19.06%	-3.05%	-2.32%
Class B	Growth of $10,000	$4,986	$5,390	$8,618	$7,712
	Average annual total return	-50.14%	-18.62%	-2.93%	-2.56%
Class C	Growth of $10,000	$5,127	$5,481	$8,706	$7,734
	Average annual total return	-48.73%	-18.16%	-2.73%	-2.54%
MSCI Europe Index+	Growth of $10,000	$5,461	$6,821	$10,499	$10,021
	Average annual total return	-45.39%	-11.97%	.98%	.02%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2009, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS DWS Europe Equity Fund — Institutional Class [] MSCI Europe Index+

Comparative Results as of 4/30/09
DWS Europe Equity Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$520,300	$570,400	$740,900
	Average annual total return	-47.97%	-17.06%	-6.99%
MSCI Europe Index+	Growth of $1,000,000	$546,100	$682,100	$865,000
	Average annual total return	-45.39%	-11.97%	-3.49%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2009, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 1.13% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during the 5-year and 10-year periods for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Europe Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-8.81%	-48.13%	-17.27%	-1.70%	-1.51%
MSCI Europe Index+	-4.56%	-45.39%	-11.97%	.98%	.02%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 16.71
10/31/08	$ 19.27
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .89
Class S Lipper Rankings — European Region Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	94	of	113	83
3-Year	87	of	96	90
5-Year	73	of	89	82
10-Year	40	of	47	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Europe Equity Fund — Class S [] MSCI Europe Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Europe Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$5,187	$5,663	$9,180	$8,588
	Average annual total return	-48.13%	-17.27%	-1.70%	-1.51%
MSCI Europe Index+	Growth of $10,000	$5,461	$6,821	$10,499	$10,021
	Average annual total return	-45.39%	-11.97%	.98%	.02%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2009, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 910.60	$ 907.90	$ 906.30	$ 911.90	$ 913.70
Expenses Paid per $1,000*	$ 7.72	$ 10.50	$ 12.10	$ 6.40	$ 4.65
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,016.71	$ 1,013.79	$ 1,012.10	$ 1,018.10	$ 1,019.93
Expenses Paid per $1,000*	$ 8.15	$ 11.08	$ 12.77	$ 6.76	$ 4.91
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Europe Equity Fund	1.63%	2.22%	2.56%	1.35%	.98%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Europe Equity Fund's strategy and the market environment during the six-month period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the European markets perform during the semiannual period?

A: Consistent with the weakness that affected the broader world markets, European stocks finished the past six months with a negative return. The worst performance occurred in the first four months of the period, when a persistent weakening in economic conditions prompted investors to flee equities in favor of safer alternatives. At its lowest point in early March, the Morgan Stanley Capital International (MSCI) Europe Index — the fund's benchmark — stood 29.3% lower than it had at the beginning of the reporting period on October 31, 2008.1

At this juncture, the aggressive stimulus efforts by the world's governments and central banks helped spark an extraordinary relief rally in the global markets. While the headlines in the United States were focused on the stimulus efforts of Congress and the US Federal Reserve Board (the Fed), European governments and central banks were also acting to rekindle that region's economies. In Germany, for instance, the government helped calm investors by announcing its intent to support the banking system and avoid further bank failures. The United Kingdom, France and the Scandinavian countries — Sweden in particular — also acted aggressively to stem the tide of the crisis, while the European Commission approved a package worth 200 billion euro.

Later in the period, investors were also cheered by data showing that the rate of decline in economic growth was beginning to slow. The result was an upturn in confidence, as evidenced by an improvement in the German IFO report — a key measure of business sentiment — to its highest level in five months in April. Taken together, these factors caused the MSCI Europe Index to rebound 34.0% from its March low by the close of the period. Still, the index finished the six-month interval in the red with a total return of -4.56%.

Q: How did currency performance affect returns?

A: Currency exchange rates had a mixed impact on the US dollar return of European equities. On one hand, the euro rose 3.9% against the US dollar, adding to the return to US investors. At the same time, however, the 8% downturn of the British pound exacerbated the loss in UK equities. On the plus side, the weakness in the pound provided a boost to the country's exporters by making their goods and services less expensive for overseas buyers. An example of this process at work can be seen in the results of the British technology company — and fund holding — ARM Holdings PLC. The majority of the company's costs are in British pounds, yet 65% of its revenues are generated in US dollars. A rising dollar therefore translates into higher revenues for the company, a tailwind that helped it to outperform during the period. In this way, poor currency performance can indirectly benefit investors.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended April 30, 2009 was -8.94%. The fund underperformed the -4.56% return of the benchmark and the -3.56% average return of the funds in its Lipper peer group, European Region Funds.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

Q: Why did the fund underperform?

A: The largest source of underperformance was the fact that the fund was defensively positioned for much of the period via an overweight in the consumer staples sector and underweights in materials and financials. While this approach held the fund in good stead through the first four months of the period, it also caused the fund to lag the fund's benchmark, the MSCI Europe Index, during stocks' rally in March and April. The fund's underperformance during the recovery accounted for all of its shortfall relative to the benchmark during the six-month period.

In terms of specific elements of the fund's positioning, the majority of our underperformance came from the financial and consumer discretionary sectors. In the former, we lost ground through an investment in Greece-based Piraeus Bank. We found Piraeus attractive based on the strong growth it achieved by lending to the small business sector in Greece as well as its expansion into the Balkans. In recent months, however, the company's slipping loan growth caused its stock to lag the broader sector by a wide margin. Given this change in the fundamental story, we exited the fund's position. Our investment in the multinational financial giant AXA SA also weighed on the fund's return in the sector, and we have reduced the fund's weighting in the stock.

In the consumer discretionary sector, the fund's underweight allocation was the largest factor in the fund's relative performance.3 We maintained a below-benchmark weighting in the sector based on our continued concerns about the health of the global consumer, but this weighed on the fund's return given that consumer discretionary stocks outperformed. In terms of what the fund held, a position in Kofax PLC lost ground on fears that economic weakness would reduce the demand for the company's data capture software.

Q: What elements of the fund's positioning helped performance?

A: We generated strong performance in the utilities sector through both a below-benchmark weighting and favorable stock selection. The fund's top performer was the Spanish renewable energy company Iberdrola Renovables SA, whose shares rose over 40% behind stronger-than-expected growth.

Allocation was also a positive factor in technology, as our overweight position in this outperforming sector proved to be a positive for performance.3 The fund's return was also helped by its holding in the German company Software AG, whose shares rose 30% despite the down market. The company sells business infrastructure software, which is the software that businesses use to connect front-end applications with older mainframes. Software AG has outmaneuvered its competition by offering a better product, lower costs, faster implementation and higher-quality service, helping it to generate better-than-expected earnings for the fourth quarter. We believe the stock remains attractively valued even after its recent run-up, and we continue to hold it in the portfolio.

Q: What is your general view on European equities?

A: As the global financial markets emerge from a protracted period of turmoil, our broader view is turning cautiously optimistic. Valuations for European equities remain at historically low levels, providing the potential for improved market performance if the economic picture proves to be better than investors are expecting. We believe the combination of attractive valuations, low interest rates and elevated investor skepticism provides a better foundation for the market than we have seen in many years.

A key factor underlying our improving outlook is the fact that Europe offers compelling valuations relative to other regions in the world, as demonstrated in the table below.4 We see dividend yields as being a particularly important factor, given that yield would make up a larger portion of stocks' total return if we enter a lower-return environment than what we experienced in the middle part of this decade.

	Trailing P/E Ratio	Price/Book Ratio	Return on Equity	Dividend Yield
Global Markets	11.5	1.5	10.2%	3.3%
Europe	9.7	1.3	11.5%	4.6%

Source: Citi Investment Research and Analysis, MSCI, Worldscope, I/B/E/S estimates.

It is also important to note that Europe — even after its rally in March and April — closed the period at its lowest valuation level since August of 1984.5 In this way, we see Europe as being attractive relative to both its regional peers and its own history.

Q: How has this been reflected in the fund's positioning?

A: Our more optimistic outlook has prompted us to take a more aggressive posture in the portfolio. We have achieved this by reducing the fund's weightings in the defensive consumer staples and health care sectors and adding to its weighting in the materials, financial and consumer discretionary sectors.

Materials was the fund's largest underweight at the beginning of the period, but we now hold a neutral weighting in the sector after adding to our position. Notable purchases in recent months include the mining companies BHP Billiton PLC and Xstrata PLC.

In financials, we moved from what had been previously a substantial underweight to a much smaller underweight. In addition, we elected to increase the overall quality of the fund's holdings. This entailed selling Old Mutual, UBS and Piraeus, and adding financial companies with better balance sheets, such as Zurich Financial Services Group AG, Credit Suisse Group AG, Muenchener Rueckversicherungs-Gesellschaft AG (Munich Re), BNP Paribas and HSBC Holdings PLC. We believe that these companies represent long-term survivors of the upheaval in the financial sector.

In the consumer discretionary sector, meanwhile, we broadened the fund's exposure by adding high-quality brand leaders such as Bayerische Motoren Werke (BMW) AG and Industria de Diseno Textil SA (Inditex Group), the Spanish fashion group that counts Zara among its major brands.

We also maintained an overweight in the industrials sector, where we have found compelling opportunities among building materials and infrastructure companies. Additionally, we took advantage of depressed valuations to invest in high-quality market leaders such as Siemens AG, ABB Ltd. and Alstom SA, a French multinational that is one of the world leaders in power generation technologies and services.

We believe these changes have effectively positioned the fund for the current environment. While a less-defensive portfolio provides the fund with the ability to participate if the world economy surprises to the upside, our emphasis on quality should also help the fund navigate what could be a long and unsteady process of economic recovery.

Q: Do you have any closing thoughts?

A: Although our outlook has grown more positive, it remains to be seen whether a new bull market is at hand. We therefore see a focus on market leaders with strong balance sheets and attractive valuations as being essential. Still, we believe the backdrop of compelling valuations provides a fertile environment for us to identify individual stock opportunities through our intensive process of fundamental research.

1 The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2009, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper European Region Funds category comprises funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. It is not possible to invest into a Lipper category.
3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
4 Price-to-earnings (P/E) ratio, or earnings multiple, is the price of a stock divided by its earnings per share. It is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. Price-to-book (P/B) ratio is a measure of a stock's valuation relative to its book value (or total assets minus liabilities). Return on equity is a measure of how well a company's earnings used reinvested to generate additional earnings.
5 Source: Goldman Sachs

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/09	10/31/08

Common Stocks	99%	95%
Cash Equivalents	1%	5%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/09	10/31/08

United Kingdom	32%	36%
Germany	18%	14%
Switzerland	12%	11%
France	8%	7%
Netherlands	6%	9%
Sweden	6%	6%
Italy	5%	4%
Spain	3%	4%
Finland	3%	3%
Norway	2%	2%
Ireland	2%	1%
Luxembourg	1%	—
Austria	1%	1%
United Arab Emirates	1%	1%
Greece	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/09	10/31/08

Financials	21%	19%
Energy	17%	14%
Consumer Staples	11%	18%
Health Care	11%	15%
Industrials	10%	8%
Materials	8%	2%
Information Technology	7%	8%
Telecommunication Services	7%	7%
Consumer Discretionary	4%	5%
Utilities	4%	4%
	100%	100%

Asset allocation, geographical and sector diversification are subjected to change.

Ten Largest Equity Holdings at April 30, 2009 (27.4% of Net Assets)	Country	Percent
1. BP PLC Exporter and producer of oil and natural gas	United Kingdom	3.9%
2. Nestle SA A multinational company that markets a wide range of food products	Switzerland	3.6%
3. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	3.4%
4. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.8%
5. GlaxoSmithKline PLC Develops, manufactures, and markets vaccines and medicines	United Kingdom	2.6%
6. Vodafone Group PLC Provides a range of mobile telecommunications services	United Kingdom	2.6%
7. BNP Paribas Provider of banking services	France	2.3%
8. Allianz SE Provider of multiline insurance services	Germany	2.1%
9. Serco Group PLC Manages facilities, projects and information technology systems	United Kingdom	2.1%
10. StatoilHydro ASA Supplier of crude oil and natural gas	Norway	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 98.2%
Austria 0.7%
Andritz AG (Cost $2,652,073)	41,925	1,420,859
Finland 3.2%
Nokia Oyj	260,200	3,708,495
Sampo Oyj "A"	143,154	2,678,015
(Cost $9,217,376)		6,386,510
France 8.2%
Alstom SA	41,530	2,595,584
AXA SA* (a)	147,939	2,465,169
BNP Paribas	86,504	4,554,528
Compagnie de Saint-Gobain	32,817	1,173,606
France Telecom SA	128,069	2,841,826
Total SA	57,781	2,889,515
(Cost $20,258,592)		16,520,228
Germany 17.5%
Adidas AG (a)	28,300	1,068,015
Allianz SE (Registered) (a)	47,200	4,330,690
BASF SE* (a)	69,000	2,594,152
Bayer AG* (a)	51,300	2,544,929
Bayerische Motoren Werke (BMW) AG	46,921	1,621,166
Deutsche Boerse AG (a)	45,600	3,365,933
E.ON AG (a)	114,000	3,850,378
Fresenius Medical Care AG & Co. KGaA (a)	81,300	3,200,311
Linde AG	14,700	1,168,870
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (a)	15,200	2,098,029
SAP AG	45,568	1,742,777
SGL Carbon SE* (a)	50,100	1,458,018
Siemens AG (Registered)	31,500	2,114,393
Software AG* (a)	44,426	2,770,687
Stada Arzneimittel AG	70,700	1,322,088
(Cost $55,738,287)		35,250,436
Ireland 1.7%
Anglo Irish Bank Corp. PLC	623,482	179,009
CRH PLC	83,828	2,180,078
Ryanair Holdings PLC (ADR)*	37,200	1,017,420
(Cost $14,071,009)		3,376,507
Italy 5.0%
Assicurazioni Generali SpA	28,990	588,931
Eni SpA	115,500	2,503,094
Intesa Sanpaolo	1,203,700	3,812,880
Saipem SpA	150,000	3,225,440
(Cost $12,450,052)		10,130,345
Luxembourg 1.3%
ArcelorMittal (Cost $4,895,469)	110,283	2,588,805
Netherlands 6.2%
ING Groep NV (CVA)	129,700	1,193,503
Koninklijke (Royal) KPN NV	335,800	4,034,493
Koninklijke Ahold NV	118,900	1,308,137
QIAGEN NV* (a)	228,755	3,779,929
SBM Offshore NV (a)	127,294	2,049,097
(Cost $19,648,561)		12,365,159
Norway 2.4%
Aker Solutions ASA	103,050	629,904
StatoilHydro ASA	219,700	4,114,653
(Cost $10,221,806)		4,744,557
Spain 3.3%
Iberdrola Renovables SA*	710,500	2,895,461
Industria de Diseno Textil SA	23,200	990,027
Tecnicas Reunidas SA	75,135	2,649,835
(Cost $11,316,871)		6,535,323
Sweden 5.8%
Concordia Maritime AB "B" (a)	1,826,900	3,920,443
Svenska Handelsbanken AB "A" (a)	146,800	2,562,428
Swedish Match AB (a)	269,200	3,851,977
Tele2 AB "B"	132,900	1,258,557
(Cost $19,937,084)		11,593,405
Switzerland 11.2%
ABB Ltd. (Registered)*	62,345	880,941
Credit Suisse Group AG (Registered)	88,022	3,363,865
Nestle SA (Registered) (a)	220,719	7,178,477
Roche Holding AG (Genusschein)	44,289	5,596,363
Syngenta AG (Registered) (a)	5,070	1,081,701
Xstrata PLC	128,194	1,126,824
Zurich Financial Services AG (Registered)	18,099	3,342,697
(Cost $25,254,669)		22,570,868
United Arab Emirates 0.3%
Lamprell PLC (Cost $3,830,694)	479,046	672,426
United Kingdom 31.4%
Anglo American PLC	112,944	2,449,816
ARM Holdings PLC	1,114,313	1,956,271
Babcock International Group PLC	340,625	2,187,806
BAE Systems PLC	529,632	2,785,990
BG Group PLC	60,372	970,728
BHP Billiton PLC	105,613	2,218,718
BP PLC	1,105,768	7,840,944
Diageo PLC	213,760	2,565,755
GlaxoSmithKline PLC	338,433	5,226,131
HSBC Holdings PLC	959,286	6,814,406
Imperial Tobacco Group PLC	100,670	2,301,676
John Wood Group PLC	592,060	2,072,136
Kofax PLC	2,007,029	3,713,078
Reed Elsevier PLC	434,555	3,226,158
Robert Wiseman Dairies PLC	379,929	1,942,696
Serco Group PLC	801,322	4,318,990
Shire PLC	35,543	443,954
Tesco PLC	661,499	3,284,102
Vodafone Group PLC	2,807,610	5,157,050
WPP PLC	231,714	1,584,806
(Cost $103,310,093)		63,061,211
Total Common Stocks (Cost $312,802,636)		197,216,639

Securities Lending Collateral 26.9%
Daily Assets Fund Institutional, 0.66% (b) (c) (Cost $54,167,978)	54,167,978	54,167,978

Cash Equivalents 1.0%
Cash Management QP Trust, 0.46% (b) (Cost $1,994,065)	1,994,065	1,994,065
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $368,964,679)+	126.1	253,378,682
Other Assets and Liabilities, Net	(26.1)	(52,476,912)
Net Assets	100.0	200,901,770
* Non-income producing security.
+ The cost for federal income tax purposes was $369,335,889. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $115,957,207. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,242,748 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $119,199,955.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2009 amounted to $51,368,668, which is 25.6% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management America Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 55,185,398
Level 2	198,193,284
Level 3	—
Total	$ 253,378,682

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $312,802,636) — including $51,368,668 of securities loaned	$ 197,216,639
Investment in Daily Assets Fund Institutional (cost $54,167,978)*	54,167,978
Investment in Cash Management QP Trust (cost $1,994,065)	1,994,065
Total investments, at value (cost $368,964,679)	253,378,682
Foreign currency, at value (cost $545,279)	547,863
Receivable for Fund shares sold	5,543
Dividends receivable	1,397,637
Interest receivable	107,335
Foreign taxes recoverable	227,389
Other assets	37,280
Total assets	255,701,729
Liabilities
Payable upon return of securities loaned	54,167,978
Payable for Fund shares redeemed	176,084
Accrued management fee	105,379
Other accrued expenses and payables	350,518
Total liabilities	54,799,959
Net assets, at value	$ 200,901,770
Net Assets Consist of:
Undistributed net investment income	653,654
Net unrealized appreciation (depreciation) on: Investments	(115,585,997)
Foreign currency	784
Accumulated net realized gain (loss)	(126,719,693)
Paid-in capital	442,553,022
Net assets, at value	$ 200,901,770
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($37,829,094 ÷ 2,269,204 shares of capital stock outstanding, $.01 par value, 50,000,000 of shares authorized)	$ 16.67
Maximum offering price per share (100 ÷ 94.25 of $16.67)	$ 17.69

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($744,533 ÷ 45,098 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 16.51

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,129,238 ÷ 129,172 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 16.48
Class S Net Asset Value, offering and redemption price(a) per share ($144,834,398 ÷ 8,666,584 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)	$ 16.71
Institutional Class Net Asset Value, offering and redemption price(a) per share ($15,364,507 ÷ 908,232 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)	$ 16.92
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $405,717)	$ 3,532,745
Interest — Cash Management QP Trust	37,424
Interest	1,425
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	242,244
Other income	15,731
Total Income	3,829,569
Expenses: Management fee	673,076
Administration fee	101,215
Services to shareholders	371,031
Distribution and service fees	61,041
Custodian fee	30,504
Professional fees	83,405
Directors' fees and expenses	1,003
Reports to shareholders	44,229
Registration fees	31,020
Other	12,740
Total expenses before expense reductions	1,409,264
Expense reductions	(2,149)
Total expenses after expense reductions	1,407,115
Net investment income (loss)	2,422,454
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(65,114,428)
Foreign currency	(104,884)
(65,219,312)
Change in net unrealized appreciation (depreciation) on: Investments	40,862,446
Foreign currency	30,370
40,892,816
Net gain (loss)	(24,326,496)
Net increase (decrease) in net assets resulting from operations	$ (21,904,042)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income (loss)	$ 2,422,454	$ 10,909,182
Net realized gain (loss)	(65,219,312)	(60,216,499)
Change in net unrealized appreciation (depreciation)	40,892,816	(231,161,898)
Net increase (decrease) in net assets resulting from operations	(21,904,042)	(280,469,215)
Distributions to shareholders from: Net investment income: Class A	(1,983,692)	(2,288,218)
Class B	(37,122)	(44,929)
Class C	(92,490)	(83,712)
Class S	(7,729,741)	(8,631,178)
Institutional Class	(849,713)	(1,002,379)
Net realized gains: Class A	—	(8,135,387)
Class B	—	(284,511)
Class C	—	(508,074)
Class S	—	(27,631,064)
Institutional Class	—	(2,907,073)
Total distributions	(10,692,758)	(51,516,525)
Fund share transactions: Proceeds from shares sold	3,224,099	14,933,984
Reinvestment of distributions	9,813,719	47,198,091
Cost of shares redeemed	(21,974,009)	(105,258,064)
Redemption fees	829	3,142
Net increase (decrease) in net assets from Fund share transactions	(8,935,362)	(43,122,847)
Increase (decrease) in net assets	(41,532,162)	(375,108,587)
Net assets at beginning of period	242,433,932	617,542,519
Net assets at end of period (including undistributed net investment income of $653,654 and $8,923,958, respectively)	$ 200,901,770	$ 242,433,932

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 19.21	$ 43.38	$ 36.80	$ 28.44	$ 24.77	$ 21.16
Income (loss) from investment operations: Net investment income (loss)[b]	.18	.73	.62	.89[e]	.59[e]	.23
Net realized and unrealized gain (loss)	(1.87)	(21.25)	7.93	8.25	3.47	3.61
Total from investment operations	(1.69)	(20.52)	8.55	9.14	4.06	3.84
Less distributions from: Net investment income	(.85)	(.80)	(1.97)	(.78)	(.39)	(.23)
Net realized gains	—	(2.85)	—	—	—	—
Total distributions	(.85)	(3.65)	(1.97)	(.78)	(.39)	(.23)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 16.67	$ 19.21	$ 43.38	$ 36.80	$ 28.44	$ 24.77
Total Return (%)[c]	(8.94)**	(51.18)	24.16	32.78	16.49	18.21[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	47	126	144	115	1
Ratio of expenses before expense reductions (%)	1.63*	1.32	1.29	1.37	1.41	1.66
Ratio of expenses after expense reductions (%)	1.63*	1.32	1.29	1.37	1.41	1.64
Ratio of net investment income (loss) (%)	2.15*	2.27	1.57	2.69[e]	2.16[e]	.98
Portfolio turnover rate (%)	27**	43	105	203	168	104
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 and $0.14 per share and 1.45% and 0.50% of average daily net assets for the years ended October 31, 2006 and 2005, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 18.89	$ 42.71	$ 36.16	$ 27.94	$ 24.38	$ 20.84
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.42	.28	.58[e]	.31[e]	.04
Net realized and unrealized gain (loss)	(1.85)	(20.94)	7.82	8.10	3.43	3.54
Total from investment operations	(1.72)	(20.52)	8.10	8.68	3.74	3.58
Less distributions from: Net investment income	(.66)	(.45)	(1.55)	(.46)	(.18)	(.04)
Net realized gains	—	(2.85)	—	—	—	—
Total distributions	(.66)	(3.30)	(1.55)	(.46)	(.18)	(.04)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 16.51	$ 18.89	$ 42.71	$ 36.16	$ 27.94	$ 24.38
Total Return (%)[c]	(9.21)d**	(51.64)[d]	23.12	31.43	15.40[d]	17.20[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	5	8	9.37
Ratio of expenses before expense reductions (%)	2.71*	2.33	2.19	2.36	2.65	2.54
Ratio of expenses after expense reductions (%)	2.22*	2.28	2.19	2.36	2.46	2.49
Ratio of net investment income (loss) (%)	1.56*	1.31	.67	1.70[e]	1.11[e]	.13
Portfolio turnover rate (%)	27**	43	105	203	168	104
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 and $0.14 per share and 1.45% and 0.50% of average daily net assets for the years ended October 31, 2006 and 2005, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 18.91	$ 42.75	$ 36.22	$ 27.99	$ 24.39	$ 20.84
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.46	.30	.61[e]	.35[e]	.05
Net realized and unrealized gain (loss)	(1.85)	(20.98)	7.82	8.12	3.44	3.54
Total from investment operations	(1.75)	(20.52)	8.12	8.73	3.79	3.59
Less distributions from: Net investment income	(.68)	(.47)	(1.59)	(.50)	(.19)	(.04)
Net realized gains	—	(2.85)	—	—	—	—
Total distributions	(.68)	(3.32)	(1.59)	(.50)	(.19)	(.04)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 16.48	$ 18.91	$ 42.75	$ 36.22	$ 27.99	$ 24.39
Total Return (%)[c]	(9.37)**	(51.60)	23.13	31.60[d]	15.57[d]	17.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	8	7	6.74
Ratio of expenses before expense reductions (%)	2.56*	2.19	2.14	2.26	2.35	2.45
Ratio of expenses after expense reductions (%)	2.56*	2.19	2.14	2.26	2.30	2.45
Ratio of net investment income (loss) (%)	1.22*	1.40	.72	1.80[e]	1.27[e]	.17
Portfolio turnover rate (%)	27**	43	105	203	168	104
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 and $0.14 per share and 1.45% and 0.50% of average daily net assets for the years ended October 31, 2006 and 2005, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 19.27	$ 43.52	$ 36.89	$ 28.49	$ 24.82	$ 21.21
Income (loss) from investment operations: Net investment income (loss)[b]	.20	.79	.71	.94[d]	.63[d]	.27
Net realized and unrealized gain (loss)	(1.87)	(21.30)	7.95	8.26	3.51	3.62
Total from investment operations	(1.67)	(20.51)	8.66	9.20	4.14	3.89
Less distributions from: Net investment income	(.89)	(.89)	(2.03)	(.80)	(.47)	(.28)
Net realized gains	—	(2.85)	—	—	—	—
Total distributions	(.89)	(3.74)	(2.03)	(.80)	(.47)	(.28)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 16.71	$ 19.27	$ 43.52	$ 36.89	$ 28.49	$ 24.82
Total Return (%)	(8.81)**	(51.08)	24.44	32.95	16.77[c]	18.41[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145	173	430	385	328	347
Ratio of expenses before expense reductions (%)	1.35*	1.13	1.08	1.23	1.29	1.53
Ratio of expenses after expense reductions (%)	1.35*	1.13	1.08	1.23	1.28	1.46
Ratio of net investment income (loss) (%)	2.44*	2.46	1.78	2.83[d]	2.29[d]	1.16
Portfolio turnover rate (%)	27**	43	105	203	168	104
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 and $0.14 per share and 1.45% and 0.50% of average daily net assets for the years ended October 31, 2006 and 2005, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.52	$ 44.04	$ 36.84	$ 28.50	$ 28.63
Income (loss) from investment operations: Net investment income (loss)	.23[c]	.86[c]	.79[c]	1.00[c,d]	.56
Net realized and unrealized gain (loss)	(1.89)	(21.55)	8.02	8.25	(.69)
Total from investment operations	(1.66)	(20.69)	8.81	9.25	(.13)
Less distributions from: Net investment income	(.94)	(.98)	(1.61)	(.91)	—
Net realized gains	—	(2.85)	—	—	—
Total distributions	(.94)	(3.83)	(1.61)	(.91)	—
Redemption fees***	.00	.00	.00	.00	.00
Net asset value, end of period	$ 16.92	$ 19.52	$ 44.04	$ 36.84	$ 28.50
Total Return (%)	(8.63)**	(50.97)	24.71	33.23	(.45)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	18	49	34	13
Ratio of expenses (%)	.98*	.90	.87	1.05	1.09*
Ratio of net investment income (loss) (%)	2.80*	2.69	1.99	3.01[d]	3.09*
Portfolio turnover rate (%)	27**	43	105	203	168
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from March 14, 2005 (commencement of operations of Institutional Class shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Europe Equity Fund (the "Fund") is a diversified series of the DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of the fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $61,129,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $54,435,764 and $63,934,735, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Accordingly, for the six months ended April 30, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 2.22% for Class B shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $101,215, of which $15,895 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 67,011	$ —	$ 21,924
Class B	3,148	2,149	999
Class C	6,175	—	2,179
Class S	194,030	—	65,611
Institutional Class	75	—	36
	$ 270,439	$ 2,149	$ 90,749

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 3,277	$ 421
Class C	8,351	1,137
	$ 11,628	$ 1,558

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 45,633	$ 12,658.24%
Class B	1,062	305.24%
Class C	2,718	795.24%
	$ 49,413	$ 13,758

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009 aggregated $826.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and Class C shares aggregated $1,162 and $5, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2009, DIDI received $396 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,882, of which $2,650 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	60,096	$ 996,422	173,603	$ 5,793,437
Class B	1,283	20,819	6,618	218,280
Class C	7,534	121,671	14,375	473,734
Class S	108,451	1,810,537	258,596	8,054,458
Institutional Class	17,836	274,650	10,155	394,075
		$ 3,224,099		$ 14,933,984
Shares issued to shareholders in reinvestment of distributions
Class A	92,034	$ 1,575,616	233,741	$ 8,304,875
Class B	2,122	36,045	9,032	318,091
Class C	4,678	79,481	14,653	516,371
Class S	424,321	7,272,864	959,518	34,149,302
Institutional Class	49,031	849,713	108,686	3,909,452
		$ 9,813,719		$ 47,198,091
Shares redeemed
Class A	(314,989)	$ (5,131,064)	(880,257)	$ (27,117,345)
Class B	(19,183)	(311,933)	(67,859)	(2,214,976)
Class C	(26,884)	(426,668)	(69,552)	(2,134,570)
Class S	(863,231)	(14,269,952)	(2,091,728)	(63,724,429)
Institutional Class	(103,796)	(1,834,392)	(290,799)	(10,066,744)
		$ (21,974,009)		$ (105,258,064)
Redemption fees		$ 829		$ 3,142
Net increase (decrease)
Class A	(162,859)	$ (2,558,239)	(472,913)	$ (13,018,707)
Class B	(15,778)	(255,069)	(52,209)	(1,678,586)
Class C	(14,672)	(225,506)	(40,524)	(1,144,334)
Class S	(330,459)	(5,186,551)	(873,614)	(21,518,003)
Institutional Class	(36,929)	(709,997)	(171,958)	(5,763,217)
		$ (8,935,362)		$ (43,122,847)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SERAX	SERBX	SERCX	SCGEX	SERNX
CUSIP Number	23337R 601	23337R 700	23337R 809	23337R 874	23337R 866
Fund Number	477	677	777	2077	1477

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Europe Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Europe Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009